VAN KAMPEN EQUITY TRUST II,
on behalf of its series,
Van Kampen Core Growth Fund

Supplement dated December 30, 2009
to each of the
Summary Prospectus dated December 30, 2009
and the
Prospectus dated December 30, 2009

The Summary Prospectus and the Prospectus are hereby supplemented as follows:

The Fund’s Board of Trustees has approved the suspension of the continuous offering of the Fund’s shares to new investors. The Fund may reopen sales of its shares to new investors at a later time. Any such offerings of the Fund’s shares may be limited in amount and may commence and terminate without any prior notice.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

CGSPT1 12/09